SUPPLEMENT TO
CALVERT EQUITY INCOME FUND
Calvert Equity Funds Prospectus (Class A, C and Y)
dated April 30, 2015
Date of Supplement: August 17, 2015
THIS SUPPLEMENT SUPERSEDES AND REPLACES THE SUPPLEMENT DATED JULY 1, 2015, TO THE ABOVE-REFERENCED PROSPECTUS, WHICH SUPPLEMENT CONTAINED SIMILAR DISCLOSURE. THIS SUPPLEMENT AMENDS THE EFFECTIVE DATE OF THE CHANGES DESCRIBED IN THE EARLIER SUPPLEMENT AND PROVIDES NEW INFORMATION ABOUT THE FUND'S RESPONSIBLE INVESTMENT PRINCIPLES.
IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME
AND INVESTMENT STRATEGY
The Board of Directors (the “Board”) for Calvert Equity Income Fund (the “Fund”) has approved the following: a new name for the Fund, a change to the investment strategy in order to implement a global investment mandate for the Fund, and changes to the Fund’s responsible investment principles.
Effective October 1, 2015, the Prospectus is hereby amended as follows:
All references to "Calvert Equity Income Fund" are changed to “Calvert Global Equity Income Fund” to reflect the Fund's new name.
Delete the disclosure under "Investment Objective" in the Fund Summary on page 5 of the Prospectus and replace it with the following:
The Fund seeks high current income and competitive total return.
Delete the first two paragraphs of disclosure under "Investments, Risks and Performance – Principal Investment Strategies” in the Fund Summary for the Fund on page 5 of the Prospectus and insert the following:
The Fund offers opportunities for high current income and competitive total return through investment primarily in dividend-paying equity securities of companies whose stock the Advisor believes are undervalued. The Fund normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. Equity securities include common stock, preferred stock, trust preferred securities, convertible securities and depositary receipts (American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”)).
There are no restrictions as to the market capitalization of companies in which the Fund invests, but the Fund invests primarily in mid- and large-cap companies.
The Fund may also invest up to 20% of its net assets in debt securities, including below-investment grade, high-yield debt securities (commonly known as “junk bonds”). A debt security is below-investment grade when assigned a credit quality rating below BBB- by Standard & Poor’s Rating Services or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, considered to be of comparable credit quality by the Fund’s Advisor.

The Fund will invest at least 40% of its assets in foreign securities or, if the Adviser determines conditions are not favorable, invest at least 30% of its assets in foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. In addition, the Fund will normally invest in companies located in at least three countries outside of the U.S. The Fund does not intend to invest more than 20% of its assets in securities of issuers located in emerging market countries.
The Fund may enter into foreign currency transactions to hedge foreign currency exposure.
The last two paragraphs under “Investments, Risks and Performance - Principal Investment Strategies” in the Fund Summary for Calvert Equity Income Fund on page 6 of the Prospectus are deleted and replaced with the following:
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Under "Investments, Risks and Performance – Principal Risks” in the Fund Summary for the Fund on page 6 of the Prospectus, delete the risk disclosures for "Small-Cap and Mid-Cap Company Risk," "Foreign Securities Risk," "Foreign Currency Risk" and "Sustainable and Responsible Investing Risk" and insert the following:
Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.
Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Foreign securities include ADRs and GDRs. Unsponsored ADRs involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.
Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. GDRs can involve direct currency risk since, unlike ADRs, they may not be U.S. dollar-denominated. ADRs indirectly bear currency risk because they represent an interest in securities that are not denominated in U.S. dollars.
Foreign Currency Transactions Risk. Transactions in foreign currency in connection with the purchase and sale of investments in foreign markets may result in foreign currency exposure and the potential for losses due to fluctuations in currency exchange rates. These losses may occur without regard to the quality or performance of the investment itself. Foreign currency transactions may also prevent the Fund from realizing profits on favorable movements in exchange rates.
Emerging Markets Risk. The risks of investing in emerging market securities are greater than those of investing in securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that invest in a broader array of investments. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance – positively or negatively – depending on whether such sectors or investments are in or out of favor in the market.
In the chart under "More Information on Investment Objective, Investment Strategies and Risks – Further Description of Investment Strategies and Techniques" on page 10 of the Prospectus, the chart is revised to indicate that "Foreign securities" represent a principal investment strategy for the Fund.
In the table under "More Information on Investment Objective, Investment Strategies and Risks – Description of Investment Strategies and Associated Risks" on page 10 of the Prospectus, the description for "Foreign securities" is revised and restated as follows:
Foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated.
Delete the section “Calvert SAGE Strategies,” which begins on page 13 of the Prospectus, and replace it with the following:
ABOUT RESPONSIBLE INVESTMENT
Calvert Principles for Responsible Investment
We believe that most corporations deliver a net benefit to society, through their products and services, creation of jobs and the sum of their behaviors. As a responsible investor, Calvert seeks to invest in companies that provide positive leadership in the areas of their business operations and overall activities that are material to improving societal outcomes, including those that will affect future generations.
Calvert seeks to invest in companies that balance the needs of financial and non-financial stakeholders and demonstrate a commitment to the global commons as well as to the rights of individuals and communities.
Calvert’s passive indices seek to include companies based on the following Principles. Calvert's active investment strategies give priority to the Principles and seek superior risk adjusted financial returns relative to market benchmarks.
Our stewardship on behalf of our clients extends to active engagement with companies held in our portfolios consistent with our proxy voting guidelines.
Advance Environmental Sustainability and Resource Efficiency

•	Reduce the negative impact of business operations on the environment

•	Manage water scarcity and ensure efficient and equitable access to clean sources

•	Mitigate impact on all types of natural capital

•	Diminish climate-related risks and reduce their carbon emissions

•	Drive sustainability innovation and resource efficiency through business operations and products and services
Contribute to Equitable Societies and Respect Human Rights

•	Respect consumers by marketing products and services in a fair and ethical manner, maintaining integrity in customer relations and ensuring the security of sensitive consumer data

•	Respect human rights, respect culture and tradition in local communities and economies and respect Indigenous Peoples’ Rights

•	Promote diversity and gender equity across workplaces, marketplaces and communities

•	Demonstrate a commitment to employees by ensuring development, communication, appropriate economic opportunity and decent workplace standards

•	Save lives by guaranteeing product safety while promoting public health
Accountable Governance and Build Transparency

•	Provide responsible stewardship of capital in shareholders’ best interests

•	Exhibit accountable governance and develop effective boards that reflect expertise and diversity of perspective and provide oversight of sustainability risk and opportunity

•	Integrate environmental and social risks, impacts and performance in material financial disclosures in order to inform shareholders, benefit stakeholders and contribute to company strategy

•	Lift ethical standards in all operations, including in dealings with customers, regulators and business partners

•	Demonstrate transparency and accountability in addressing adverse events and controversies while minimizing risks and building trust
Calvert’s commitment to these Principles signifies continuing focus on companies with superior corporate responsibility and sustainability. The application of the Principles generally precludes investments in companies that:

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Demonstrate poor environmental performance or compliance records, contribute significantly to local or global environmental problems, or include risks related to the operation of nuclear power facilities.

•	Are the subjects of serious labor-related actions or penalties by regulatory agencies or demonstrate a pattern of employing forced, compulsory or child labor.

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Exhibit a pattern and practice of human rights violations or are directly complicit in human rights violations committed by governments or security forces, including those that are under U.S. or international sanction for grave human rights abuses, such as genocide and forced labor.

•	Exhibit a pattern and practice of violating the rights and protections of Indigenous Peoples.

•	Demonstrate poor corporate governance or engage in harmful or unethical business practices.

•	Manufacture tobacco products.

•	Have significant and direct involvement in the manufacture of alcoholic beverages or gambling operations.

•	Manufacture or sell firearms and/or ammunition.

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Manufacture, design, or sell weapons or the critical components of weapons that violate international humanitarian law; or manufacture, design, or sell inherently offensive weapons, as defined by the Treaty on Conventional Armed Forces in Europe and the U.N. Register on Conventional Arms, or the munitions designed for use in such inherently offensive weapons.

•	Abuse animals, cause unnecessary suffering and death of animals, or whose operations involve the exploitation or mistreatment of animals.

•
Develop genetically-modified organisms for environmental release without countervailing social benefits such as demonstrating leadership in promoting safety, protection of Indigenous Peoples’ rights, the interests of organic farmers and the interests of developing countries generally.

Shareholder Advocacy and Corporate Responsibility
As each Fund’s Advisor, Calvert takes a proactive role to make a tangible positive contribution to our society and that of future generations. Calvert uses strategic engagement and shareholder advocacy to encourage positive change in companies in virtually every industry, both to establish certain commitments and to encourage concrete progress. Calvert’s activities may include but are not limited to:

Dialogue with Companies
Calvert may initiate dialogue with company management as part of its sustainability research process. After a Fund has become a shareholder, Calvert may continue its dialogue with management through phone calls, letters and in-person meetings. Through its interaction, Calvert learns about management’s successes and challenges and presses for improvement on issues of concern.
Proxy Voting
As a shareholder in the various portfolio companies, the Fund is guaranteed an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. Calvert votes all proxies consistent with the responsible investment principles of the Fund.
Shareholder Resolutions
Calvert proposes resolutions on a variety of environmental, social and corporate governance issues. It files shareholder resolutions to help establish dialogue with corporate management and to encourage companies to take action. In most cases, Calvert’s efforts have led to negotiated settlements with positive results for shareholders and companies alike. For example, one of its shareholder resolutions resulted in a company’s first-ever disclosure of its equal employment policies, programs and workforce demographics.
Investment Selection Process
In seeking to achieve a Fund’s investment objective, investments are selected for financial soundness as well as evaluated according to that Fund’s responsible investment principles. Investments for a Fund must be consistent with the Fund’s current financial criteria and responsible investment principles, the application of which is in the economic interest of the Fund and its shareholders.
Investments in fixed-income securities for a Fund may be made prior to the application of responsible investment principles and strategies, due to the nature of the fixed-income market. Unlike equities, fixed-income securities are not available on exchange traded markets, and the window of availability may not be sufficient to permit Calvert to perform responsible investment analysis prior to purchase. However, following purchase, the fixed-income security is evaluated according to the Fund’s responsible investment principles and if it is not found to meet those standards, the security will be sold per Calvert’s procedures, at a time that is in the best interests of the shareholders.
Each Fund may invest in ETFs for the limited purpose of managing the Fund’s cash position consistent with the Fund’s applicable benchmark. The ETFs in which a Fund may invest will not be required to meet the responsible investment principles otherwise applicable to investments made by that Fund. In addition, the ETFs in which a Fund may invest may hold securities of companies or entities that the Fund could not invest in directly because such companies or entities do not meet the Fund’s responsible investment principles. The principal purpose of investing in ETFs is not to achieve a social goal by investing in individual companies, but rather to help the Fund meet its investment objective by obtaining market exposure to securities in the Fund’s applicable benchmark while enabling it to accommodate its need for periodic liquidity.
The selection of an investment by a Fund does not constitute endorsement or validation by that Fund, nor does the exclusion of an investment necessarily reflect failure to satisfy the Fund’s responsible investment principles.
As a matter of practice, evaluation of a particular company in the context of the responsible investment principles will involve subjective judgment by Calvert. The responsible investment principles may be changed by the Board of Trustees without shareholder approval.